SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 23, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         (a) On July  23,  1996,  registrant  issued  a press  release  entitled
Halliburton 1996 Second Quarter Earnings Increase pertaining, among other things, to an announcement that registrant reported net income of $67.1 million and earnings per share of $.58 per share for the 1996 second quarter, increases of 19 percent and 18 percent, respectively, compared to the 1995 quarter. Excluding 1995 second quarter earnings from registrant's insurance business, which was spun-off to Halliburton shareholders at the beginning of 1996, second quarter 1996 net income was 22 percent higher than the prior year quarter.

         (b) On July 25, 1996 registrant also issued a press released entitled Halliburton-Cairn Energy Contract-To-Produce announcing that registrant and Cairn Energy PLC have entered into a contract-to-produce agreement to develop the Sangu natural gas field, located in Bangladesh's offshore Block 16.

         The foregoing summary is subject to the full text of the press releases with respect thereto, a copy of which are attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)   Exhibits.

               Exhibit 20 - Press releases dated July 23,1996 and July 25,1996.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HALLIBURTON COMPANY




Date:    July 29, 1996                            By: _______________________
                                                         Robert M. Kennedy
                                                        Vice President-Legal



























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                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                     Description                            Numbered Page

  20                       Press Release of
                           July 23, 1996                             5 of 9
                           Incorporated by Reference

                           Press Release of
                           July 25, 1996                            10 of 11
                           Incorporated by Reference



























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